HMN FINANCIAL, INC.
                            1995 RECOGNITION AND RETENTION PLAN
                                 AS AMENDED JULY 29, 1998


     1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

     2. DEFINITIONS. The following definitions are applicable to the Plan:

     "Award" - means the grant of Restricted Stock pursuant to the terms of
Section 13 of the Plan or by the Committee, as provided in the Plan.

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Bank" - means Home Federal Savings Bank, a savings institution and its successors.

     "Beneficiary"- means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

   "Code" - means the Internal Revenue Code of 1986, as amended.

   "Committee" - means the committee of the Board of Directors of the Corporation referred to in Section 7 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

     "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

     "Corporation" - means HMN Financial, Inc., a Delaware corporation.

     "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would render such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

     "Disinterested Person" - means any member of the Board of Directors of the Corporation who is not being and within the prior year has not been granted any awards related to the shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No Participant of an Award granted pursuant to Section 13 shall fail to meet the definition of Disinterested Person solely by reason of such Award.

   "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

   "Participant" - means any director, director emeritus or advisory director who is granted an award pursuant to Section 13 or a director, executive officer, employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" - means the 1995 Recognition and Retention Plan of the Corporation.

     "Restricted Period" - means the period of time selected by the Committee in accordance with applicable Office of Thrift Supervision Regulations for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

     3. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee shall have full and complete authority, subject to the limitations of the Plan and applicable Office of Thrift Supervision Regulations, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this
Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

      (a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than 12 months, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder. Subject to compliance with applicable Office of Thrift Supervision Regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

      (b) Except as provided in Section 5, hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous
      Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this
      Section 3 will be free of those restrictions.

      (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

           The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1995 Recognition and Retention Plan of HMN Financial, Inc. Copies of such Plan are on file in the offices of the Secretary of HMN Financial, Inc., 101 North Broadway, Spring Valley, MN 55975.

      (d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

      (e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation for the account of the Participant until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this
      Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

      (f) At the expiration of the restrictions imposed by paragraph (a) of this
      Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
      (a) of this Section 3.

    4. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

    5. EFFECT OF CHANGE IN CONTROl. Each of the events specified in the following clauses (i) through (iii) of this Section 5 shall be deemed a "change of control":
(i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes may be cast for the election of the Board of Directors of the Corporation, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation. If the Continuous Service of any Participant of the Corporation is involuntarily terminated for whatever reason, at any time within 18 months after a change in control, unless the Committee shall have otherwise provided, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.

     6. ASSIGNMENTS AND TRANSFERS. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

    7. ADMINISTRATION. The Plan shall be administered by a Committee consisting of three or more members, each of whom shall be a Disinterested Person; provided, however, that with respect to Awards granted to or held by any director of the corporation who is not a full-time employee of the corporation, the Plan shall be administered by the Board of Directors of the corporation.
The members of the Committee shall be appointed by the Board of Directors of the corporation. The Committee or the Board of Directors, as the case may be, shall have sole and complete authority and discretion to (i) select Participants and grant Awards;
(ii) determine the number of Shares to be subject to types of Awards generally as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) describe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan. A majority of the Committee or the Board of Directors, as the case may be, shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee or the Board of Directors, as the case may be, without a meeting shall be acts of the Committee or Board of Directors.

     8. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 2% of the total Shares issued in the Bank's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred. Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death, disability or a change in control as defined in Section 5 of this Plan.

     In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

     The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     9. EMPLOYEE RIGHTS UNDER THE PLAN. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

     10. WITHHOLDING TAX. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares; or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

     11. AMENDMENT OR TERMINATION. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section 4), (ii) materially increase the benefits accruing to Participants or (iii) materially change the requirements as to eligibility for participation in the Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

     12. TERM OF PLAN. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.